EXECUTION COPY

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT
Dated as of July 7, 2023
AMENDMENT NO. 1 TO THE FIVE YEAR CREDIT AGREEMENT (this “Amendment”) by and among 3M COMPANY, a Delaware corporation (the “Company”), the Banks (as defined below) party hereto and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Agent”).
PRELIMINARY STATEMENTS:
(1)    The Company, the banks, financial institutions and other institutional lenders party thereto (collectively, the “Banks”) and the Agent are parties to that certain Five Year Credit Agreement, dated as of May 11, 2023 (the “Existing Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement.
(2)    At the request of the Company, the Agent and the Banks party hereto (constituting the Required Banks) have agreed to amend certain provisions of the Existing Credit Agreement, as provided below, upon the terms and conditions herein contained (the Existing Credit Agreement as so amended, the “Amended Credit Agreement”).
SECTION 1.    Amendment to Credit Agreement.
    (a) Section 1.1 of the Existing Credit Agreement is hereby amended to replace the definition of “EBITDA” contained therein in its entirety with the following:
    “‘EBITDA’ means, for any period, determined on a consolidated basis for the Borrower and its Subsidiaries, net income (or net loss) (determined in accordance with GAAP) for such period plus

    (a) the sum of (i) interest expense, (ii) income tax expense, (iii) depreciation expense, (iv) amortization expense, (v) extraordinary, unusual or non-recurring charges (provided that the aggregate amount added back to net income (or net loss) for any twelve month period pursuant to this clause (v) shall not exceed $1,250,000,000), (vi) all losses arising from the extinguishment of indebtedness, (vii) other non-cash charges (including, without limitation, impairment charges, non-cash operating costs and non-cash share based compensation expense) and (viii) charges related to, arising out of or in connection with the June 2023 PWS Settlement, less

    (b) the sum of the following, without duplication, to the extent included in the determination of net income for such period: (i) extraordinary, unusual or non-recurring income and (ii) other non-cash income (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced net income or EBITDA in any prior period).

Notwithstanding anything to the contrary herein or in any classification under GAAP of any Person, business, assets or operations, in respect of which a definitive agreement for the disposition, abandonment, transfer, closure or discontinuation of operations thereof has been entered into, as discontinued operations, no pro forma effect shall be given to any discontinued operations (and the income or loss attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition, abandonment, transfer, closure or discontinuation of operations shall have been consummated.”

    (b) Section 1.1 of the Existing Credit Agreement is hereby further amended to add the following definition in the correct alphabetical order:
    “‘June 2023 PWS Settlement’ means the proposed class-action settlement, subject to court approval, to resolve a wide range of drinking water claims by public water systems in the United States regarding any per- or poly-fluoroalkyl substance, and in connection with which, if so approved by the applicable court and all conditions therein are met, the Borrower will pay $10.5 billion to $12.5 billion in total to resolve the claims released thereby, all as described in the Settlement Agreement dated as of June 22, 2023 and the Borrower’s Form 8-K dated June 22, 2023.”
SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) the Agent shall have received counterparts of this Amendment executed by the Company, the Agent and the Required Banks.
SECTION 3.    Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b)    The Existing Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Agent or the Company under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
(d)    This Amendment shall be deemed a “Loan Document”.
SECTION 4.    Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Agent, in accordance with the terms of Section 3.2 of the Existing Credit Agreement.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic format shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 6.    Governing Law; Miscellaneous. This Amendment is governed by the substantive laws of the State of New York. Sections 11.12 and 11.13 of the Existing Credit Agreement are hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.

[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
3M COMPANY
By:    /s/ Israel Owodunni
Name:    Israel Owodunni
Title:    Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Agent
By:    /s/ Marlon Mathews
Name:    Marlon Mathews

[Signature Page to Amendment No. 1 to 3M Five Year Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Bank

By: /s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

CITIBANK, N.A., as Bank

By: /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

DEUTSCHE BANK AG NEW YORK
BRANCH, as Bank

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

BANK OF AMERICA, N.A., as Bank

By: /s/ Michelle L. Walker
Name: Michelle L. Walker
Title: Vice President

BARCLAYS BANK PLC, as Bank

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

[Signature Page to Amendment No. 1 to 3M Five Year Credit Agreement]

BNP PARIBAS, as Bank

By: /s/ Emma Petersen
Name: Emma Petersen
Title: Managing Director

By: /s/ David Foster
Name: David Foster
Title: Director

GOLDMAN SACHS BANK USA, as Bank

By: /s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as Bank

By: /s/ Yong Sim
Name: Yong Sim
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Bank

By: /s/ Daniel K. Kinasz
Name: Daniel K. Kinasz
Title: Vice President

BANCO SANTANDER S.A., NEW YORK BRANCH, as Bank

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By: /s/ Rita Walz-Cuocioli
Name: Rita Walz-Cuocioli
Title: Executive Director

[Signature Page to Amendment No. 1 to 3M Five Year Credit Agreement]

BANK OF CHINA, NEW YORK BRANCH, as Bank

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

HSBC BANK USA, N.A., as Bank

By: /s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as Bank

By: /s/ Xuan Zhang
Name: Xuan Zhang
Title: Assistant Vice President

By: /s/ Pinyen Shih
Name: Pinyen Shih
Title: Executive Director

THE BANK OF NEW YORK MELLON, as
Bank

By: /s/ Tak Cheng
Name: Tak Cheng
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as
Bank

By: /s/ Tyrone Parker
Name: Tyrone Parker
Title: Vice President

[Signature Page to Amendment No. 1 to 3M Five Year Credit Agreement]

AGRICULTURAL BANK OF CHINA
LIMITED, NEW YORK BRANCH, as Bank

By: /s/ Nelson Chou
Name: Nelson Chou
Title: Senior Vice President & Head of Corporate Banking Department

ROYAL BANK OF CANADA, as Bank

By: /s/ Sukriti Jain
Name: Sukriti Jain
Title: Vice President, Corporate Client Group Finance

SVENSKA HANDELSBANKEN AB (PUBL), NEW YORK BRANCH, as Bank

By: /s/ Beatrice Wassing
Name: Beatrice Wassing
Title: Senior Vice President

By: /s/ Nancy D’Albert
Name: Nancy D’Albert
Title: Vice President

THE NORTHERN TRUST COMPANY, as Bank

By: /s/ Jack Stibich
Name: Jack Stibich
Title: Officer

[Signature Page to Amendment No. 1 to 3M Five Year Credit Agreement]